UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2017

ENDRA Life Sciences Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37969	26-0579295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Green Court, Suite 350, Ann Arbor, MI	48105
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code):  (734) 335-0468

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements

Effective upon the closing of the initial public offering of units (the “Offering”) of ENDRA Life Sciences, Inc. (the “Company”) on May 12, 2017, the Company entered into amended and restated employment agreements (the “Employment Agreements” and each, an “Employment Agreement”) with Francois Michelon, its Chief Executive Officer and Chairman of its Board of Directors, and Michael Thornton, its Chief Technology Officer. As described in the prospectus (the “Prospectus”), dated May 8, 2017, filed by the Company with the Securities and Exchange Commission (the “Commission”) on May 10, 2017 pursuant to Rule 424(b)(1) under the Securities Act of 1933, as amended (the “Securities Act”), under the heading “Employment Agreements and Change of Control Arrangements,” Mr. Michelon’s Employment Agreement provides for an annual base salary of $325,000 and eligibility for an annual cash bonus up to a percentage of such base salary (in 2016, up to 35% of his base salary then in effect). Mr. Thornton’s Employment Agreement provides for an annual base salary of $245,000 and eligibility for an annual cash bonus up to a percentage of such base salary (in 2016, up to 22% of his base salary then in effect). The Employment Agreements also provide for eligibility to receive benefits substantially similar to those of the Company’s other senior executive officers.

Pursuant to the Employment Agreements, Mr. Michelon and Mr. Thornton were each granted stock options (the “Stock Options”) to purchase a number of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), that, taken together with the number of shares such officer already held, equals 5.0% of the Company’s total issued and outstanding shares of Common Stock on the date of grant on a fully diluted basis. The Stock Options have an exercise price equal to $5.00, the price per unit to the public in the Offering, and vest in three equal annual installments beginning on the first anniversary of the grant date.

The foregoing description of the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Consulting Agreement

On May 12, 2017, the Company entered into a consulting agreement (the “Consulting Agreement”) with StoryCorp Consulting (“StoryCorp”), pursuant to which David Wells will continue to provide services to the Company as its Chief Financial Officer. Pursuant to the Consulting Agreement, the Company will pay to StoryCorp a monthly fee of $9,000. Additionally, pursuant to the Consulting Agreement, the Company granted to Mr. Wells a stock option to purchase 15,000 shares of Common Stock in connection with the closing of the Offering, having an exercise price per share equal to $5.00 (the price per unit to the public in the Offering) and vesting in twelve equal quarterly installments, and will grant to Mr. Wells a stock option to purchase the same number of shares of Common Stock with the same terms on each annual anniversary of the date of the Consulting Agreement. The Consulting Agreement supersedes the consulting agreement previously in effect between the Company and StoryCorp.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Certificate of Amendment to Certificate of Incorporation

On May 8, 2017, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to its Third Amended and Restated Certificate of Incorporation (the “Charter”) with the Secretary of State of the State of Delaware to effect a one-for-3.5 reverse split (the “Reverse Split”) of the Company’s Common Stock, with no reduction in authorized capital stock. Pursuant to the terms of the Certificate of Amendment, the Reverse Split became effective at 11:59 p.m. Eastern Time on May 8, 2017. The Reverse Split was previously approved by holders of a majority of the Company’s issued and outstanding Common Stock.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Certificate of Incorporation

On May 9, 2017, in connection with the Offering, the Company amended and restated its Charter (as amended and restated, the “Fourth Amended and Restated Charter”).

The foregoing description of the Fourth Amended and Restated Charter is qualified in its entirety by reference to the full text of the Fourth Amended and Restated Charter, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

9.01. Financial Statements and Exhibits.

The exhibits required to be filed as a part of this Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDRA Life Sciences Inc.

Date: May 12, 2017	By:	/s/ Francois Michelon
	Name:	Francois Michelon
	Title:	Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Company’s Third Amended and Restated Certificate of Incorporation, dated May 8, 2017.

3.2	Fourth Amended and Restated Certificate of Incorporation of the Company, dated May 9, 2017.

10.1	Amended and Restated Employment Agreement, dated May 12, 2017, by and between the Company and Francois Michelon.

10.2	Amended and Restated Employment Agreement, dated May 12, 2017, by and between the Company and Michael Thornton.

10.3	Consulting Agreement, dated May 12, 2017, by and between the Company and StoryCorp Consulting.

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